UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 4, 2005


                                   MIDAS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


      01-13409                                            36-4180556
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1300 Arlington Heights Road,   Itasca, Illinois              60143
-----------------------------------------------              -----
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (630) 438-3000


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Item 2.02     Results of operations and financial condition

     Press release: Midas reports second quarter loss of $0.16 per share after restructuring and other items to exit exhaust manufacturing (See Exhibit 99.1)

NOTE: The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 4, 2005                          MIDAS, INC.

                                                By:      /s/ William M. Guzik
                                                         --------------------
                                                         William M. Guzik
                                                         Chief Financial Officer


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INDEX TO EXHIBITS:


Exhibit
Number                               Description
------                               -----------

99.1 Press release: Midas reports second quarter loss of $0.16 per share after restructuring and other items to exit exhaust manufacturing